UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2025

Blackstone Private Credit Fund
(Exact name of registrant as specified in its charter)

Delaware	814-01358	84-7071531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
345 Park Avenue, 31st Floor
New York, New York 10154
(Address of principal executive offices, including zip code)
(212)
503-2100
(Registrant’s phone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
On January 29, 2025, Blackstone Private Credit Fund (the “
Fund
”) and U.S. Bank Trust Company, National Association (the “
Trustee
”) entered into an eighteenth supplemental indenture (the “
Eighteenth Supplemental Indenture
” and, together with the Base Indenture (defined herein), the “
Indenture
”) related to the $1,000,000,000 in aggregate principal amount of its 6.000% notes due 2032 (the “
Notes
”), which supplements that certain Base Indenture, dated as of September 15, 2021 (as may be further amended, supplemented or otherwise modified from time to time, the “
Base Indenture
”).
The Notes will mature on January 29, 2032 and may be redeemed in whole or in part at the Fund’s option at any time and from time to time at the redemption prices set forth in the Indenture. The Notes bear interest at a rate of 6.000% per year payable semi-annually on January 29 and July 29 of each year, commencing on July 29, 2025. The Notes are general unsecured obligations of the Fund that rank senior in right of payment to all of the Fund’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes, rank pari passu
 with all existing and future unsecured indebtedness issued by the Fund that are not so subordinated, rank effectively junior to any of the Fund’s secured indebtedness (including unsecured indebtedness that the Fund later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Fund’s subsidiaries, financing vehicles or similar facilities.
The Indenture contains certain covenants, including covenants requiring the Fund to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements, and to provide financial information to the holders of the Notes and the Trustee if the Fund is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.
In addition, on the occurrence of a “change of control repurchase event,” as defined in the Indenture, the Fund will generally be required to make an offer to purchase the outstanding Notes at a price equal to 100% of the principal amount of such Notes plus accrued and unpaid interest to the repurchase date.
The Notes were offered and sold pursuant to a Registration Statement on Form
N-2
(File
No. 333-264426),
the preliminary prospectus filed with the Securities and Exchange Commission on January 14, 2025, and the pricing term sheet filed with the Securities and Exchange Commission on January 22, 2025. The transaction closed on January 29, 2025.
The foregoing descriptions of the Base Indenture, the Eighteenth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, the Eighteenth Supplemental Indenture and the Notes, respectively, each filed as an exhibit hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

4.1	Indenture, dated as of September 15, 2021, by and between the Fund and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Fund’s Current Report on Form 8-K, filed on September 15, 2021).

4.2	Eighteenth Supplemental Indenture, dated as of January 29, 2025, relating to the 6.000% Notes due 2032, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 6.000% Notes due 2032 (incorporated by reference to Exhibit 4.2 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2025		BLACKSTONE PRIVATE CREDIT FUND

	By:	/s/ Oran Ebel
	Name:	Oran Ebel
	Title:	Chief Legal Officer and Secretary